Nature of Business	12 Months Ended
Dec. 31, 2016
Nature of Business [Text Block]
2.	Nature of Business

IntelGenx was incorporated in the State of Delaware as Big Flash Corp. on July 27, 1999. On April 28, 2006 Big Flash Corp. completed, through the Canadian holding corporation, the acquisition of IntelGenx Corp., a company incorporated in Canada on June 15, 2003.

IntelGenx is a pharmaceutical company focused on the development of novel oral immediate-release and controlled-release products for the pharmaceutical market. More recently, the Company has made the strategic decision to enter the oral film market and is in the process of implementing commercial oral film manufacturing capability. The Company’s product development efforts are based upon three proprietary delivery platforms, including an immediate release oral film “VersaFilm™”, a mucoadhesive tablet “AdVersa™”, and a multilayer controlled release tablet “VersaTab™”. The Company has an aggressive product development initiative that primarily focuses on addressing unmet market needs and focuses on utilization of the U.S. Food and Drug Administration’s (“FDA”) 505(b)(2) approval process to obtain more timely and efficient approval of new formulations of previously approved products.

The Company’s product pipeline currently consists of 14 products in various stages of development from inception through commercialization, including products for the treatment of major depressive disorder, opioid dependence, hypertension, erectile dysfunction, migraine, schizophrenia, idiopathic pulmonary fibrosis, and pain management. Of the products currently under development, 10 utilize the VersaFilm™ technology, 3 utilize the VersaTab™ technology, and one utilizes the AdVersa™ technology.